Interest expenses and similar charges	12 Months Ended
Dec. 31, 2019
Interest expenses and similar charges
Interest expenses and similar charges

35. Interest expenses and similar charges

Interest expenses and similar charges in the consolidated income statement include the interest accrued during the year on all financial liabilities with an implicit or explicit return, calculated by applying the effective interest method, irrespective of measurement at fair value, the adjustment to interest expense as a result of hedge accounting and the net interest cost attributable to pension funds.

The breakdown of the main items of interest expenses and similar charges accrued in 2017, 2018 and 2019 is as follows:

	2017	2018	2019

Deposits from credit institutions	7,564	7,420	9,041
Customer deposits	24,560	31,913	35,036
Marketable debt securities	3,696	4,244	5,398
Subordinated liabilities	1,600	1,610	1,597
Hedging financial derivatives	129	108	222
Other interest expenses	4,609	6,294	6,780
	42,158	51,589	58,074